SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 20, 2003

AUSPEX SYSTEMS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-21432	93-0963660

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2880 Lakeside Dr.
Santa Clara, California 95050
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 566-2000

2800 Scott Boulevard
Santa Clara, California 95050
(Former name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Item 9. Regulation FD Disclosure
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.2
EXHIBIT 99.3

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit Number	Description
2.1	Form of Asset Purchase Agreement by and between the Company and Network Appliance, Inc. (The schedules to the Asset Purchase Agreement have been omitted from this Report pursuant to Item 601(b)(2) of Regulation S- K, and the Company agrees to furnish copies of such omitted schedules supplementally to the Securities and Exchange Commission upon request.) (1)

2.2	Form of Asset Purchase Agreement by and between the Company and GlassHouse Technologies, Inc. (The schedules to the Asset Purchase Agreement have been omitted from this Report pursuant to Item 601(b)(2) of Regulation S- K, and the Company agrees to furnish copies of such omitted schedules supplementally to the Securities and Exchange Commission upon request.) (1)

99.1	Unaudited summary of financial status of the Company for the month ended May 24, 2003, as required by and filed with the United States Bankruptcy Court, Northern District of California, San Jose Division.**

99.2	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. (2)

99.3	Reconciliation of the summary of financial status of the Company for the month ended May 24, 2003 to GAAP.

**Previously filed.

(1)  Incorporated by reference to exhibit to our Form 8-K filed with the Securities and Exchange Commission on June 17, 2003.

(2)  Filed only to the extent such certification is required to be filed pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This certification accompanies this Current Report pursuant to §906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed “filed” by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9. Regulation FD Disclosure

On June 20, 2003, Auspex Systems, Inc. (the “Company”) filed with the United States Bankruptcy Court, Northern District of California, San Jose Division (the “Court”) their required monthly summary of financial status of the Company for the monthly period ending May 24, 2003 (the “Monthly Statements”) in a form prescribed by the office of the United States Trustee of the United States Department of Justice for the District of California (the “United States Trustee”). Exhibit 99.1 to this Current Report contains the text of the Monthly Statements filed with the Court. The Company’s informational filings with the Court, including the Monthly Statements, are available to the public at the office of the Clerk of the Bankruptcy Court at 280 S. First Street, Room 3035, San Jose, California 95113.

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Statements as they were not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Statements were not audited and are in the format prescribed by the office of the United States Trustee. However, in the opinion of the Company’s management, the information reflects all adjustments necessary for a fair presentation of the results for the period presented in accordance with generally accepted accounting principles for interim financial statements, except that certain financial information contained in the Monthly Statements has been presented in accordance with instructions from the United States Trustee and not in accordance with generally accepted accounting principles for interim financial statements. A reconciliation of such financial presentation to generally accepted accounting principles is attached hereto as Exhibit 99.3. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Statements are complete. The Monthly Statements contain information for periods which are shorter or otherwise different from those required in the Company’s reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

In accordance with general instruction B.2 of Form 8-K, the information in this Current Report (including exhibits) is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to liabilities of that section. The Current Report will not be deemed an admission as to the materiality of any information contained in this Current Report that is required to be disclosed solely by Regulation FD.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUSPEX SYSTEMS, INC

Date: August 5, 2003	/s/ Peter Simpson

Peter Simpson Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1	Form of Asset Purchase Agreement by and between the Company and Network Appliance, Inc. (The schedules to the Asset Purchase Agreement have been omitted from this Report pursuant to Item 601(b)(2) of Regulation S- K, and the Company agrees to furnish copies of such omitted schedules supplementally to the Securities and Exchange Commission upon request.) (1)

2.2	Form of Asset Purchase Agreement by and between the Company and GlassHouse Technologies, Inc. (The schedules to the Asset Purchase Agreement have been omitted from this Report pursuant to Item 601(b)(2) of Regulation S- K, and the Company agrees to furnish copies of such omitted schedules supplementally to the Securities and Exchange Commission upon request.) (1)

99.1	Unaudited summary of financial status of the Company for the month ended May 24, 2003, as required by and filed with the United States Bankruptcy Court, Northern District of California, San Jose Division.**

99.2	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. (2)

99.3	Reconciliation of the summary of financial status of the Company for the month ended May 24, 2003 to GAAP.

**Previously filed.

(1) Incorporated by reference to exhibit to our Form 8-K filed with the Securities and Exchange Commission on June 17, 2003.

(2) Filed only to the extent such certification is required to be filed pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This certification accompanies this Current Report pursuant to §906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed “filed” by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

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